UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 27, 2012
______________________

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted in Item 5.07 below, at the Annual and Special Meeting of the Shareholders of Open Text Corporation (the "Company") held on September 27, 2012 (the "Annual and Special Meeting"), the Company's shareholders approved a resolution reserving for issuance an additional 2,500,000 common shares under the Company's 2004 Stock Option Plan (the “Option Resolution”). With the approval of the Option Resolution, the maximum number of options that may be granted under the 2004 Stock Option Plan has been increased from 3,800,000 to 6,300,000.
Effective upon the approval of the Option Resolution by the shareholders, the Company approved an amendment to the 2004 Stock Option Plan that prohibited the grant of options to any participant if the aggregate number of common shares reserved for issuance pursuant to all of the Company's share compensation arrangements to non-employee directors of the Company exceeded 0.75% of the issued and outstanding common shares. The amendment reduced the 0.75% limit to 0.49%, thereby effectively reducing the number of options that may be issued to non-employee directors.  A copy of the 2004 Stock Option Plan, as amended on September 27, 2012, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) At the Annual and Special Meeting the proposals listed below were submitted to a vote of the shareholders.

(b) At the Annual and Special Meeting, each of the proposals was approved by the shareholders pursuant to the voting results set forth below.

		Matters Voted Upon	Outcome of Vote	Votes For	Votes Withheld
1.	The election of the following nominees as directors of the Company until the next annual meeting of the Company or until their successors are elected or appointed:
	(a)	P. Thomas Jenkins;	Carried by a show of hands	96.76% (42,254,137)	3.24% (1,414,542)
	(b)	Mark Barrenechea;	Carried by a show of hands	98.25% (42,904,708)	1.75% (763,971)
	(c)	Randy Fowlie;	Carried by a show of hands	97.51% (42,580,050)	2.49% (1,088,629)
	(d)	Gail Hamilton;	Carried by a show of hands	99.57% (43,481,864)	0.43% (186,815)
	(e)	Brian J. Jackman;	Carried by a show of hands	97.17% (42,433,018)	2.83% (1,235,661)
	(f)	Stephen J. Sadler;	Carried by a show of hands	85.76% (37,448,647)	14.24% (6,220,032)
	(g)	Michael Slaunwhite;	Carried by a show of hands	95.75% (41,811,609)	4.25% (1,857,070)
	(h)	Katharine B. Stevenson; and	Carried by a show of hands	99.76% (43,562,127)	0.24% (106,552)
	(i)	Deborah Weinstein.	Carried by a show of hands	98.60% (43,055,567)	1.04% (613,112)
2.
The re-appointment of KPMG LLP, as auditors of the Company until the next annual meeting of the Company or until a successor is appointed and that the Company's Board of Directors be authorized to fix the auditors' remuneration.
			Carried by a show of hands	98.96% (44,948,227)	1.04% (471,054)
				Votes For	Votes Against
3.	The approval of a resolution to amend the Company's 2004 Stock Option Plan to reserve for issuance an additional 2,500,000 common shares of the Company under the Company's 2004 Stock Option Plan.		Carried by a vote conducted by ballot	76.66% (33,479,215)	23.34% (10,190,519)

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	2004 Stock Option Plan, as amended September 27, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 28, 2012	By:	/s/ Gordon A. Davies
Gordon A. Davies Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	2004 Stock Option Plan, as amended September 27, 2012